UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 24, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
New York	001-04471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Merritt 7
Norwalk, Connecticut 06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
968-3000
Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	New York Stock Exchange
Securities registered pursuant to Section 12(g) of the Act:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On August 24, 2020, Xerox Holdings Corporation (the “Company”) completed the sale of an additional $200 million aggregate principal amount of its 5.000% senior notes due 2025 (the “additional 2025 notes”), and an additional $200 million aggregate principal amount of its 5.500% senior notes due 2028 (the “additional 2028 notes” and, together with the additional 2028 notes, the “additional notes”). The additional notes are fully and unconditionally guaranteed by Xerox Corporation initially, and may be guaranteed by additional subsidiaries of the Company under certain circumstances after their issue date. The Company received net proceeds from the offering of approximately $405 million, after deducting related fees and expenses. The Company intends to use the net proceeds to repurchase, redeem, repay or otherwise retire a portion of the 4.500% senior notes due 2021 of Xerox Corporation on or prior to December 31, 2020.
The terms of the additional 2025 notes and the additional 2028 notes, other than their respective issue dates and issue prices, are identical to the terms of, and the additional 2025 notes and the additional 2028 notes are an additional issuance of, the 5.000% senior notes due 2025 issued by the Company on August 6, 2020 and the 5.500% senior notes due 2028 issued by the Company on August 6, 2020, respectively.
The offering and sale of each series of additional notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the additional notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The additional notes were resold to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act and
non-U.S.
persons outside the United States under Regulation S under the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

Date: August 24, 2020	XEROX HOLDINGS CORPORATION

	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

Date: August 24, 2020	XEROX CORPORATION

	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary